UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2023

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place,	Santa Ana,	California	92707
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.
On July 25, 2023, Banc of California, Inc. (the “Company”) issued a press release announcing 2023 second quarter financial results.
A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
Due to the announcement that the Company and PacWest Bancorp have entered into a definitive merger agreement, the Company has canceled its conference call to discuss its second quarter 2023 financial results that was scheduled for 10:00 a.m. Pacific Time (PT) on Wednesday, July 26, 2023. Instead, the Company and PacWest Bancorp will jointly host a conference call on Tuesday, July 25, 2023 at 2:30 p.m. Pacific Time (PT) to discuss the merger and the Company will also discuss its second quarter 2023 financial results.
Interested parties are welcome to attend the conference call by dialing (888) 317-6003, and referencing event code 2706567. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company's Investor Relations website prior to the call. A replay of the call will be made available approximately one hour after the call has ended on the Company’s Investor Relations website at www.bancofcal.com/investor or by dialing (877) 344-7529 and referencing event code 2726440.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.
99.1    Banc of California, Inc. Press Release dated July 25, 2023.

99.2    Banc of California, Inc. Earnings Conference Call Presentation Materials.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

July 25, 2023	/s/ Joseph Kauder
Joseph Kauder
Executive Vice President and Chief Financial Officer

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